PROMISSORY NOTE
                                 ---------------


$64,000,000                                           Dated as of July 25, 1997


     FOR VALUE RECEIVED, the undersigned, MARCAM CORPORATION, a Massachusetts corporation (the "Borrower"), having its principal place of business at 95 Wells Avenue, Newton, Massachusetts, by this promissory note (hereinafter called "this Note"), absolutely and unconditionally promises to pay to the order of BANKBOSTON, N.A., a national banking association organized and existing under the laws of The United States of America (hereinafter, together with its successors in title and assigns, called the "Lender"), at the Lender's Head Office (as hereinafter defined), on or before August 4, 1997 (the "Maturity Date"), the principal sum of SIXTY FOUR MILLION DOLLARS ($64,000,000), or so much thereof as shall have been advanced by the Lender to the Borrower by way of loans under this Note and shall remain outstanding, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided. This Note evidences, among other things, the obligation of the Borrower to repay loans made hereunder by the Lender to the Borrower.

     From time to time prior to the Maturity Date, the Lender may, at its sole discretion, make loans to the Borrower subsequent to the date hereof, provided that the aggregate principal amount of all loans outstanding hereunder shall in no event exceed sixty four million dollars ($64,000,000). All loans made by the Lender to the Borrower pursuant to this Note and all repayments of principal made hereunder shall be recorded by the Lender on the schedule annexed hereto.

     The entire unpaid principal (not at the time overdue) of this Note outstanding shall bear interest at an annual rate which shall at all times be equal to one-half of one percent (1/2%) above the Base Rate (as hereinafter defined) in effect from time to time during the period beginning on the date hereof and ending on the date on which the entire unpaid principal amount of this Note shall be paid in full.

     On the Maturity Date, there shall become absolutely due and payable hereunder, and the Borrower hereby promises to pay to the holder hereof, all of the unpaid interest accrued to the date of payment on the unpaid principal hereof not at the time overdue.

     On the Maturity Date, there shall become absolutely due and payable by the Borrower hereunder, and the Borrower hereby promises to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

     Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by



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                                      -2-


applicable law) bear interest, from the date on which such amount shall have first become due and payable in accordance with the terms hereof to the date on which such amount shall be paid to the holder of this Note (whether before or after judgment), at the annual rate of interest which shall (to the extent permitted by applicable law) at all times be two percent (2%) above the Base Rate (as hereinafter defined) in effect from time to time. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become absolutely due and payable by the Borrower to the holder hereof on demand by the holder of this Note at any time. Interest on each overdue amount will continue to accrue, as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

     The Borrower absolutely and unconditionally agrees to reimburse the Lender, on demand, whether or not all or any of the transactions contemplated by the Note are ultimately consummated, for all its reasonable out-of-pocket expenses, including but not limited to (a) the attorney's fees and disbursements of the Lender's Special Counsel (as hereinafter defined) and disbursements, reasonably incurred or expended in connection with the preparation, negotiation and interpretation of this Note or any ancillary documentation contemplated thereby, or any amendment thereof, (b) all fees and disbursements incurred and expended in connection with the making of loans, (c) all attorneys' fees reasonably incurred relating to the enforcement of any obligations under this Note or the satisfaction of any indebtedness of the Borrower hereunder, or in connection with any litigation proceeding or dispute hereunder in any way related to the credit hereunder, (d) any and all fees, costs and expenses reasonably incurred in connection with any commercial finance examination of any of the Borrower conducted by the Lender's examiners and (e) any and all fees, costs and expenses reasonably incurred arising in connection with the perfection of a first priority security interest in the Borrower's assets, whether now owned or hereafter acquired.

     Each payment of principal, interest or other sums payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrower directly to the Lender in U.S. Dollars, for the account of the holder of this Note, at the Lender's Head Office, not later than 11:00 a.m., Boston time, on the due date of such payment, and in immediately available and freely transferable funds.

     All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made to the holder of this Note without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, fees, deductions, withholdings, restrictions or conditions of any nature.

     This Note evidences the obligations of the Borrower (a) to repay the principal amount of all loans made by the Lender to the Borrower hereunder, (b) to pay interest, as herein provided, on the principal amount hereof remaining unpaid from time to time, and (c) to pay any fees, including, without limitation, a closing fee of $164,000 payable to the Lender by not later than July 25, 1997, or other amounts which may



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                                      -3-


become due and payable hereunder as herein provided (the "Obligations"). The payment of the principal of and the interest on this Note and the payment of all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby are secured by all assets of the Borrower, whether now owned or hereafter acquired other than the capital stock of Marcam Solutions, Inc. and assets of the Borrower to be distributed to Marcam Solutions, Inc. pursuant to the Distribution Agreement dated July 17, 1997. Reference is hereby made to a certain (a) Security Agreement dated as of the date hereof between the Borrower and the Lender (as amended and in effect from time to time, the "Security Agreement"), (b) the Trademark Collateral Security and Pledge Agreement dated as of the date hereof by and between the Borrower and the Lender (as amended and in effect from time to time, the "Trademark Agreement") and (c) the Memorandum of Grant of Security Interest in Copyrights dated as of the date hereof between the Borrower and the Lender (as amended and in effect from time to time, the "Copyright Assignment"), for a description of the collateral. All of the Obligations are secured by a perfected first priority security interest in all presently owned and hereafter acquired personal property and fixtures of the Borrower other than the capital stock of Marcam Solutions, Inc. and assets of the Borrower to be distributed to Marcam Solutions, Inc. pursuant to the Distribution Agreement dated July 17, 1997 (the "Collateral").

     No reference herein to any collateral for this Note shall impair the obligations of the Borrower, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

     The Bank hereby acknowledges and consents to the distribution of the captial stock of Marcam Solutions, Inc. by the Borrower, and the transfer of assets of the Borrower to Marcam Solutions, Inc., pursuant to the Distribution Agreement.

     For all purposes of this Note, the following terms shall have the respective meanings set forth below:

     (a) "Bankruptcy Event" means that the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five days following the filing thereof; or a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any



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                                      -4-


Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted.

     (b) "Base Rate" means the greater of (i) annual rate of interest from time to time announced by BankBoston, N.A. at the Lender's Head Office as its base rate or (ii) the rate equal to the weighted average of the published rates on overnight Federal Funds transactions with members of the Federal Reserve System plus 1/2%.

     (c) "Business Day" means a day other than Saturday or Sunday on which banks are open for business in Boston, Massachusetts.

     (d) "Event of Default" means the occurrence of any of the following events:
(a) any failure by the Borrower to pay any installment of principal, interest or any other amounts payable on or in respect of this Note or the indebtedness evidenced hereby on or before the due date thereof; (b) if the Borrower shall fail to perform any term, covenant or agreement herein contained or contained in any of the Security Documents; (c) if the Company makes or made any representation or warranty, statement or information in any documents or financial statements delivered to the Lender for the purpose of inducing the Lender to make or maintain the loan under this Note, and such representation, warranty, statement or information is not true and correct in all material respects when made; (d) if there occurs any event of default under any instrument constituting, or under agreement relating to, Collateral, including but not limited to the Security Documents; (e) if there occurs any material adverse change in the condition (financial or otherwise) of the Company other than the consummation of the distribution pursuant to the Distribution Agreement which in the opinion of the Lender will materially impair its security or materially increase its risk; and (f) the occurrence of any Bankruptcy Event.

     (e) "holder" means the Lender in possession of this Note or any other person who is at the time the lawful holder in possession of this Note.

     (f) "Lender's Head Office" means the head office of the Lender located at 100 Federal Street, Boston, Massachusetts 02110.

     (g) "Lender's Special Counsel" means Bingham, Dana & Gould LLP.

     (h) "Security Documents" mean the Security Agreement, the Stock Pledge Agreement, the Trademark Agreement and the Copyright Memorandum.

     (i) "Subsidiary" means any corporation, association, trust or other business entity of which the Borrower shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     (j) "Voting Stock" means stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.


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                                      -5-


     The Borrower will have the right to prepay at any time the unpaid principal of this Note in full or in part, without premium or penalty. There shall become and be absolutely due and payable by the Borrower on the date of each prepayment of principal of this Note, and the Borrower hereby promises to pay on the date of each such prepayment of this Note, all of the unpaid interest accrued to such date on the amount of principal of this Note being prepaid on such date.

     Any partial payment of the indebtedness evidenced by this Note shall be applied by the holder hereof (a) first, to the payment of all of the interest due and payable on the unpaid principal of this Note at the time of such partial payment, (b) then, to the payment of all (if any) other amounts (except principal) due and payable at the time of such partial payment on or in respect of this Note or the indebtedness evidenced by this Note, and (c) finally, to the repayment or (as the case may be) the prepayment of the unpaid principal of this Note due and payable at the time of such partial payment.

     On the Maturity Date, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby (without regard to the length of any interest period in effect), the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby (without regard to the length of any interest period in effect), shall forthwith become and be due and payable to the holder of this Note without presentment, further demand, protest, notice of protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrower. In addition, upon the occurrence of any Event of Default, the holder of this Note may, by notice to the Borrower, declare this Note and all interest thereon to be forthwith due and payable, whereupon this Note and all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower. No remedy herein conferred upon the Lender or the holder of this Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     All computations of interest payable as provided in this Note shall be made by the holder hereof on the basis of the actual number of days elapsed divided by 360. Any change in the Base Rate shall, for all purposes of this Note, become effective on, and from the beginning of, the day on which such change shall first be made public by the Lender in accordance with the Lender's usual practice.

     If any sum would, but for the provisions of this paragraph, become due and payable on or in respect of this Note or the indebtedness evidenced hereby on a day which is not a Business Day, then such sum shall become due and payable on the Business Day next succeeding the day on which such sum would otherwise have become due and payable hereunder, and interest payable hereunder to the holder hereof shall be adjusted by the holder hereof accordingly.


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                                      -6-


     The failure of the holder of this Note to exercise all or any of its rights, remedies, powers or privileges hereunder in any instance shall not constitute a waiver thereof in that or in any other instance.

     The Borrower hereby irrevocably waives notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note or any collateral or security therefor. The Borrower hereby absolutely and irrevocably consents and submits to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrower by the holder hereof arising out of or relating to this Note.

     The Borrower represents and warrants to the Lender that: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of Commonwealth of Massachusetts; (b) the Borrower has adequate corporate power and authority and full legal right to carry on the business in which it is presently engaged and will be engaged upon consummation of the transactions contemplated hereby; and (c) all necessary corporate action has been taken to execute and deliver this Note and the Security Documents and to make the borrowings hereunder.

     The Borrower hereby agrees, at the Borrower's own expense, to execute and deliver, from time to time, any and all further, or other, instruments, and to perform such acts, as the Lender may reasonably request to effect the transactions contemplated by this Note and to provide to the Lender the benefits of all rights, authorities and remedies conferred upon the Lender by the terms of this Note.

     The Borrower shall use the proceeds of the loans made by the Lender to the Borrower pursuant to this Note (a) to capitalize the Borrower's subsidiary, Marcam Solutions, Inc., in an amount of approximately $39,000,000 and (b) to repay existing indebtedness of the Borrower or its subsidiaries, in an aggregate principal amount of approximately $25,000,000.

     This Note may be assigned by the Lender upon the prior written consent of the Borrower, which consent shall not be unreasonably withheld.

     This Note is intended to take effect as a sealed instrument. This Note and the Obligations of the Borrower hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.


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     IN WITNESS WHEREOF, this PROMISSORY NOTE has been duly executed by the undersigned, MARCAM CORPORATION, as of the day and in the year first above written.

                                        The Borrower:

                                        MARCAM CORPORATION


Witness:  _____________________         By:_____________________________

July __, 1997                           Title:____________________________



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                                      -8-


                      ADVANCES AND REPAYMENTS OF PRINCIPAL
                      ------------------------------------


     Advances and payments of principal of this Note were made on the dates and in the amounts specified below:


                 Amount           Amount of        Balance of
                and Type          Principal         Principal         Notation
Date            of Loan             Repaid           Unpaid           Made by:
----            -------             ------           ------           --------